SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2003

APPLIED MICRO CIRCUITS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23193	94-2586591
(Commission File Number)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, California 92121

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 450-9333

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release dated April 24, 2003 of the registrant.

Item 9.	Regulation FD Disclosure (The information contained in this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition”)

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with the Securities and Exchange Commission’s Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

On April 24, 2003, the registrant issued a press release announcing its financial results for the fourth quarter and fiscal year ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: April 24, 2003	By:	/s/ STEPHEN M. SMITH
Stephen M. Smith Senior Vice President, Finance and Administration, and Chief Financial Officer

INDEX TO EXHIBITS

99.1    Press Release dated April 24, 2003 of the registrant.